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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report:  October 5, 1999
                                         ---------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                  1-6157                         36-1208070
                  ------                         ----------
         (Commission File Number)     (IRS Employer Identification Number)


       500 West Monroe Street, Chicago, Illinois      60661
       -----------------------------------------      -----
        (Address of principal executive offices)    (Zip Code)


                                 (312) 441-7000
                                 --------------
              (Registrant's telephone number, including area code)
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Item 5.      Other Events
-------      ------------

On October 4, 1999, Heller Financial, Inc. (the "Registrant") issued a press release announcing that it has agreed to sell its domestic factoring business, known as Commercial Services, to The CIT Group (NYSE: CIT) for approximately $560 million in cash.


Item 7.      Financial Statements and Exhibits
-------      ---------------------------------

(c) Exhibits

99   Heller Financial, Inc. - Press Release



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 4, 1999
       ----------------



                                      HELLER FINANCIAL, INC.



                                      By:    /s/ Lauralee E. Martin
                                             ----------------------
                                             Lauralee E. Martin
                                      Title: Executive Vice President and
                                             Chief Financial Officer

                                       2
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                                 EXHIBIT INDEX



Exhibit                                           Sequentially
Number                                            Numbered Pages
------                                            --------------

99    Heller Financial, Inc. - Press Release      4-5

                                       3